Subsidiaries (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of subsidiaries [abstract]
Schedule of Group's Significant Subsidiaries
Presented hereunder is a list of the Group’s significant subsidiaries:

		The Group’s ownership interest in the subsidiary for the year ended December 31
Name of subsidiary	Principal location of the subsidiary's activity	2016	2017

Netvision Ltd.	Israel	100%	100%
013 Netvision Ltd.	Israel	100%	100%

Schedule of Consideration Transaction
Sale of indirect subsidiary of the Company

In May 2017, a wholly owned indirect subsidiary of the Company, 013 Netvision Ltd., or Netvision, has entered an agreement for the sale of its holdings in Internet Rimon Israel 2009 Ltd., or Rimon, a subsidiary of Netvision, to the other shareholders of Rimon. In June 2017, the sale of Netvision's holdings in Rimon was completed, following which the Company recorded under Other Income, net, a capital gain of approximately NIS 10 million. The consideration shall be paid to Netvision in several installments over a period of two years from the closing of the transaction.

NIS millions
Total consideration transferred	25

Identifiable assets and liabilities transferred:
Cash and cash equivalents	(12)
Trade and other receivables	(4)
Property, plant and equipment, net	(2)
Intangible assets and others, net	(23)
Trade payables and accrued expenses	7
Other payables, including derivatives	4
Non-controlling interests	15
Total net identifiable assets	15

Capital gain from sale	10

Schedule of Aggregate Cash Flows Derived for Group Result of Sale	The aggregate cash flows derived for the Group as a result of the sale:
Cash and cash equivalents received	15
Less cash and cash equivalents of the subsidiary	(12)
3